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                                                                   EXHIBIT 10.40

                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT dated as of April 16, 2001 (the "Pledge Agreement"),
                                                       ----------------
between Bruce D. Backer (the "Pledgor") and SMTC Corporation, a Delaware
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corporation (the "Company").
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                                   WITNESSETH
                                   ----------

     WHEREAS, Pledgor is the holder of 44,576 shares of the Company's Common Stock, $.01 par value plus such number of the Company's Common Stock, $.01 par value, as is released to the Pledgor under the terms of the Escrow Agreement dated July 27, 2000 by and among the Company, the individual stockholders of Pensar Corporation, a Wisconsin corporation ("Pensar") and Brown Brothers Harriman & Co., on July 27, 2001 (the "Shares"),
                                       ------

     WHEREAS, the Shares were originally issued to the Pledgor in accordance with the terms of the Stock Purchase Agreement dated as of May 23, 2000 (the "Purchase Agreement") among the Company and Pensar Corporation, and the
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individual stockholders of Pensar, including the Pledgor.

     WHEREAS, the Pledgor is delivering a duly executed Secured Promissory Note (as amended from time to time, the "Note") to the Company in exchange for the
                                    ----
Company's loaning $209,208 to the Pledgor in accordance with Section 5.12(b) of the Purchase Agreement,

     WHEREAS, in connection with the loan by the Company to the Pledgor, the Pledgor is delivering to the Company the Note in the principal amount of $209,208 dated as of the date hereof; and

     WHEREAS, the Pledgor wishes to grant further security and assurance to the Company in order to secure the payment of all amounts due under the Note from time to time (hereinafter collectively referred to as the "Note Obligations")
                                                           ----------------
and therefore wishes to pledge to the Company the Pledgor's right, title and interest in and to the Shares and any payments, dividends, interest and distributions made to the Pledgor in respect of the Share, all as more particularly described herein;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Pledge. As collateral security for the full and timely payment of the
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Note Obligations and any amounts payable by the Pledgor under this Pledge
Agreement (including, without limitation, any and all reasonable fees and expenses, including reasonable legal fees and expenses, incurred by the Company in connection with any exercise of its rights under the Note or hereunder), the Pledgor hereby delivers, deposits, pledges, transfers and assigns to the Company, in form transferable for delivery, and creates in the Company a security interest in all Shares and all certificates evidencing the Shares and all other instruments or documents evidencing the same and all dividends, cash, instruments and other property from time to time

                                                                Pledge Agreement
                                                                  April 10, 2001

received, receivable or otherwise distributed (collectively, "Dividends") in
                                                              ---------
respect of or in exchange for any or all of the Shares. The Shares and other securities described above are hereinafter collectively referred to as the "Pledged Securities".
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     The Pledgor agrees that all certificates evidencing the Pledged Securities shall be marked with the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A PLEDGE AGREEMENT DATED AS OF APRIL 10, 2001 BY AND BETWEEN SMTC CORPORATION, A DELAWARE CORPORATION (THE "CORPORATION"), AND THE PLEDGOR
                                               -----------
     NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE
     CORPORATION.

     The Pledgor agrees to deliver to the Company all Pledged Securities currently held by him in order that such legend may be placed thereon.

     2. Administration of Security. The following provisions shall govern the
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administration of the Pledged Securities:

          (a) So long as no Event of Default has occurred and is continuing (as used herein, "Event of Default" shall mean the occurrence of any Event of
              ----------------
Default as defined in the Note), the Pledgor shall be entitled to act with respect to the Pledged Securities in any manner not inconsistent with this Pledge Agreement or the Note or any document or instrument delivered or to be delivered pursuant to or in connection with any of the foregoing.

          (b) If while this Pledge Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any debt or equity security certificate (including, without limitation, any certificates representing shares of stock received in connection with the exercise of any option, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or right, whether as a dividend or distribution in respect of, in substitution of, or in exchange for any Pledged Securities, the Pledgor agrees to accept the same as the Company's agent and to hold the same in trust on behalf of and for the benefit of the Company and to deliver the same forthwith to the Company in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated security transfer powers duly executed in blank, to be held by the Company, subject to the terms of this Pledge Agreement, as additional collateral security for the Note Obligations.

          (c) The Pledgor shall immediately upon request by the Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements, in form and substance as the Company shall request, including any financing statements and amendments thereto, or any other documents, as required or advisable under Delaware law and any other applicable law to protect the security interests created hereunder.

                                                                Pledge Agreement
                                                                  April 10, 2001

          (d) Subject to any sale by the Company or other disposition by the Company of the Pledged Securities or other property pursuant to this Pledge Agreement and subject to Sections 5 and 6 below, the Pledged Securities shall be returned to the Pledgor upon payment in full of the Note Obligations.

          (e) So long as no Event of Default has occurred and is continuing, all or any portion of the Pledged Securities shall be returned to the Pledgor (free of the restrictions set forth herein) in connection with the sale, assignment or other disposition for cash or cash equivalents of Pledged Securities by the Pledgor if and to the extent that the Pledgor shall have prepaid the Note in an amount equal to the Payment Amount (as defined in the Note) in respect of such sale, assignment or other transfer.

     3. Remedies in Case of an Event of Default.

          (a) In case an Event of Default shall have occurred and be continuing, the Company shall have in each case all of the remedies of a secured party under the Delaware Uniform Commercial Code, and, without limiting the foregoing, shall have the right, in its sole discretion, to sell, resell, assign and deliver all or, from time to time, any part of the Pledged Securities, or any interest in or option or right to purchase any part thereof, on any securities exchange on which the Pledged Securities or any of them may be listed, at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (except that the Company shall give ten days' notice to the Pledgor of the time and place of any sale pursuant to this Section 3), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company shall, in its sole discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Company may bid for and purchase the whole or any part of the Pledged Securities so sold free from any such right or equity of redemption. The Company shall apply the proceeds of any such sale first to the payment of all costs and
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expenses, including reasonable attorneys' fees, incurred by the Company in enforcing its rights under this Pledge Agreement and second to the payment of
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the remaining Note Obligations, and the Pledgor shall continue to be liable for any deficiency.

          (b) The Pledgor recognizes that the Company may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), or in the rules and regulations promulgated thereunder or in
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applicable state securities or "blue sky" laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Securities were sold at public sale, and agrees that the Company has no obligation to delay the sale of the Pledged Securities for the period of time necessary to permit the registration of the Pledged Securities for public sale under the Securities Act and under applicable state

                                                                Pledge Agreement
                                                                  April 10, 2001

securities or "blue sky" laws. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          (c) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Company pursuant to this Section 3 of the Pledged Securities, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use his or her best efforts to secure the same.

          (d) Neither failure nor delay on the part of the Company to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     4. Pledgor's Obligations Not Affected. The obligations of the Pledgor under
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this Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any subordination, amendment or modification of or addition or supplement to the Note or the Note Obligations, or any assignment or transfer of any thereof; (b) any exercise or non-exercise by the Company of any right, remedy, power or privilege under or in respect of this Pledge Agreement, the Note or the Note Obligations, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Pledge Agreement, the Note or the Note Obligations, or any assignment or transfer of any thereof; or
(d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     5. Transfer by Pledgor. The Pledgor will not sell, assign, transfer or
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otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber the Pledged Securities or any interest therein to the extent permitted under Section 2(e) hereof.

     6. Attorney-in-Fact. The Company is hereby appointed the attorney-in-fact
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of the Pledgor and the Pledgor's transferees for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Company reasonably may deem necessary or advisable to accomplish the purposes hereof, including without limitation, the execution of the applications and other instruments described in Section 3(c) hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

     7. Termination. Upon payment in full of the principal of the Note
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Obligations and upon the due performance of and compliance with all the provisions of the Note Obligations, this Pledge Agreement shall terminate and the Pledgor shall be entitled to the return of such of the

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
                                                                Pledge Agreement
                                                                  April 10, 2001

Pledged Securities as have not theretofore been sold, released pursuant to Sections 5 and 6 hereof or otherwise applied pursuant to the provisions of this Pledge Agreement.

     8. Binding Effect, Successors and Assigns. This Pledge Agreement shall be
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binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and nothing herein is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Pledge Agreement.

     9. Miscellaneous. The Company and its assigns shall have no obligation in
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respect of the Pledged Securities, except to hold and dispose of the same in accordance with the terms of this Pledge Agreement. Neither this Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Pledge Agreement shall be binding upon the heirs, representatives, successors and permitted assigns of the Pledgor. The captions in this Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules thereof. This Pledge Agreement may be executed simultaneously in several counterparts, each of which is an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed and delivered as of the date first above written.


                                         SMTC CORPORATION


                                         By /S/ RICHARD SMITH
                                            ------------------------------------
                                            Name:   Richard Smith
                                            Title:  Chief Financial Officer


                                         Pledgor


                                         /S/ BRUCE D. BACKER
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